SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 April 13, 2001
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



         Tennessee                     01-12073                  62-1550848
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

Current Percentage Lease Formulas for the Company's Hotels

Equity Inns, Inc. (the "Company") currently owns 96 hotels properties (the "Hotels") with an aggregate of 12,284 rooms. The Company, through its ownership interests in several subsidiary limited partnerships, leases 77 of the Hotels to affiliated taxable REIT subsidiaries of the Company, and leases its 19 AmeriSuites brand Hotels to subsidiaries of Prime Hospitality Corp., pursuant to percentage lease agreement ("Percentage Leases") tha provide for annual rent equal to the greater of (i) a fixed annual base rent ("Base Rent") or (ii) percentage rent based on the revenues of the hotels ("Percentage Rent"). Base Rent and the revenue threshold amounts for Percentage Rent generally adjust annually based on changes in the Consumer Price Index ("CPI").

The following sets forth, as of May 31, 2001, (i) the annual Base Rent, (ii) the annual Percentage Rent formula, and (iii) the effective date of the Percentage Lease for each Hotel subject to a Percentage Lease, including any and all adjustments to date for changes in the CPI.


                            Annual                Annual Percentage
       Hotel               Base Rent                Rent Formula                   Date of Original Lease
----------------------     ----------    -------------------------------------     ----------------------

Hampton Inn                $1,042,177    32% of room revenue up to $2,028,507,      March 2, 1994
Albany, New York                         plus 70% of room revenue in excess of
                                         $2,028,507

Hampton Inn                $537,228      30% of room revenue up to $1,321,427,      March 2, 1994
College Station, Texas                   plus 68% of room revenue in excess of
                                         $1,321,427

Hampton Inn                $533,318      30% of room revenue up to $1,130,169,      March 2, 1994
Columbus, Georgia                        plus 68% of room revenue in excess of
                                         $1,130,169

Hampton Inn                $522,848      30% of room revenue up to $1,246,083,      March 2, 1994
Louisville, Kentucky                     plus 70% of room revenue in excess of
                                         $1,246,083

Hampton Inn                $511,376      31% of room revenue up to $1,072,211,      March 2, 1994
Cleveland, Ohio                          plus 68% of room revenue in excess of
                                         $1,072,211

Hampton Inn                $460,495      30% of room revenue up to $1,275,061,      March 2, 1994
Sarasota, FL                             plus 70% of room revenue in excess of
                                         $1,275,061

Hampton Inn                $416,932      30% of room revenue up to $1,448,933,      March 2, 1994
Fort Worth, Texas                        plus 69% of room revenue in excess of
                                         $1,448,933

Hampton Inn                $591,523      27% of room revenue up to $1,572,962,      April 21, 1994
Ann Arbor, Michigan                      plus 68% of room revenue in excess of
                                         $1,572,962

Hampton Inn                $416,704      30% of room revenue up to $1,545,142,      June 7, 1994
Gurnee, Illinois                         plus 69% of room revenue in excess of
                                         $1,545,142


                            Annual                Annual Percentage
       Hotel               Base Rent                Rent Formula                   Date of Original Lease
----------------------     ----------    -------------------------------------     ----------------------

Comfort Inn                $641,423      30% of room revenue up to $1,611,214,      July 15, 1994
Arlington, Texas                         plus 69% of room revenue in excess of
                                         $1,611,214

Residence Inn              $883,202      27% of room revenue up to $1,339,974,      September 12, 1994
Eagan, Minnesota                         plus 65% of room revenue in excess of
                                         $1,339,974

Residence Inn              $780,211      27% of room revenue up to $1,455,889,      September 12, 1994
Tinton Falls, New Jersey                 plus 65% of room revenue in excess of
                                         $1,455,889

Hampton Inn                $587,839      30% of room revenue up to $1,607,737,      September 20, 1994
Milford, Connecticut                     plus 68% of room revenue in ex
                                         $1,607,737

Hampton Inn                $376,864      30% of room revenue up to $1,076,847,      September 20, 1994
Meriden, Connecticut                     plus 65% of room revenue in excess of
                                         $1,076,847

Hampton Inn                $551,316      31% of room revenue up to $908,787,        November 28, 1994
Beckley, West Virginia                   plus 68% of room revenue in excess of
                                         $908,787

Holiday Inn Express        $235,563      35% of room revenue up to $768,376,        November 28, 1994
Wilkesboro, North Carolina               plus 70% of room revenue in excess of
                                         $768,376

Hampton Inn                $483,302      33% of room revenue up to $870,684,        November 28, 1994
Gastonia, North Carolina                 plus 66% of room revenue in excess of
                                         $870,684

Hampton Inn                $454,802      33% of room revenue up to $983,824,        November 28, 1994
Morgantown, West Virginia                plus 65% of room revenue in excess of
                                         $983,824

Holiday Inn                $325,052      33% of room revenue up to $819,873,        November 28, 1994
Oak Hill, West Virginia                  plus 65% of room revenue in excess of
                                         $819,873, plus 75% of food and
                                         beverage lease revenue

Holiday Inn                $587,328      33% of room revenue up to $1,687,151,      November 28, 1994
Bluefield, West Virginia                 plus 65% of room revenue in excess of
                                         $1,687,151, plus 15% of food revenue
                                         plus 8% of beverage revenue

Hampton Inn                $598,700      31% of room revenue up to $1,349,225,      December 6, 1994
Naperville, Illinois                     plus 62% of room revenue in excess of
                                         $1,349,225

Hampton Inn                $575,712      31% of room revenue up to $1,016,503,      January 3, 1995
State College, Pennsylvania              plus 62% of room revenue in excess of
                                         $1,016,503

Comfort Inn                $348,950      33% of room revenue up to $1,395,962,      June 15, 1995
Rutland, Vermont                         plus 71% of room revenue in excess of
                                         $1,395,962

Hampton Inn                $563,169      37% of room revenue up to $2,029,722,      September 20, 1995
Scranton, Pennsylvania                   plus 74% of room revenue in excess of
                                         $2,029,722


                            Annual                Annual Percentage
       Hotel               Base Rent                Rent Formula                   Date of Original Lease
----------------------     ----------    -------------------------------------     ----------------------
Hampton Inn                $461,680      33% of room revenue up to $1,293,258,      September 22, 1995
Fayetteville, North                      plus 65% of room revenue in excess of
Carolina                                 $1,293,528

Hampton Inn                $692,348      35% of room revenue up to $1,679,415,      September 22, 1995
Indianapolis, Indiana                    plus 71% of room revenue in excess of
                                         $1,679,415

Hampton Inn                $479,157      34% of room revenue up to $1,620,928,      September 22, 1995
Jacksonville, Florida                    plus 68% of room revenue in excess of
                                         $1,620,928

Holiday Inn                $736,451      38% of room revenue up to $2,367,187,      September 22, 1995
Mt. Pleasant, South                      plus 76% of room revenue in excess of
Carolina                                 $2,367,187, plus 5% of food revenue,
                                         plus 20% of beverage revenue

Comfort Inn                $737,362      37% of room revenue up to $3,237,512,      November 21, 1995
Jacksonville Beach,                      plus 75% of room revenue in excess of
Florida                                  $3,237,512, plus 10% of food revenue,
                                         plus 25% of beverage revenue

Residence Inn              $367,802      35% of room revenue up to $1,809,153,      December 15, 1995
Omaha, Nebraska                          plus 71% of room revenue in excess of
                                         $1,809,153

Hampton Inn                $639,273      35% of room revenue up to $1,514,223,      December 27, 1995
Austin, Texas                            plus 71% of room revenue in excess of
                                         $1,514,223

Hampton Inn                $384,961      34% of room revenue up to $1,558,387,      February 21, 1996
Knoxville (Alcoa),                       plus 69% of room revenue in excess of
Tennessee                                $1,558,387

Hampton Inn                $590,274      36% of room revenue up to $1,884,662,      March 14, 1996
Baltimore (Glen Burnie),                 plus 72% of room revenue in excess of
Maryland                                 $1,884,662

Hampton Inn                $683,827      37% of room revenue up to $1,731,613,      May 31, 1996
Detroit (Northville),                    plus 73% of room revenue in excess of
Michigan                                 $1,731,613

Homewood Suites            $964,597      37% of room revenue up to $2,729,712,      May 31, 1996
Hartford (Windsor Locks),                plus 75% of room revenue in excess of
Connecticut                              $2,729,712

Holiday Inn                $463,405      28% of room revenue up to $2,028,329,      June 28, 1996
Winston-Salem, North                     plus 77% of room revenue in excess of
Carolina                                 $2,028,329, plus 15% of food revenue
                                         plus 30% of  beverage revenue

Hampton Inn                $855,415      37% of room revenue up to $1,599,638,      July 16, 1996
Scottsdale, Arizona                      plus 73% of room revenue in excess of
                                         $1,599,638

Hampton Inn                $756,761      36% of room revenue up to $2,090,272,      July 22, 1996
Chattanooga, Tennessee                   plus 72% of room revenue in excess of
                                         $2,090,272



                             Annual                Annual Percentage
       Hotel               Base Rent                Rent Formula                   Date of Original Lease
----------------------     ----------    -------------------------------------     ----------------------

Homewood Suites            $936,300      35% of room revenue up to $2,259,897,      September 27, 1996
San Antonio, Texas                       plus 71% of room revenue in excess of
                                         $2,259,897

Residence Inn              $713,725      37% of room revenue up to $1,861,794,      October 1, 1996
Burlington, Vermont                      plus 74% of room revenue in excess of
                                         $1,861,794

Homewood Suites            $1,131,486    35% of room revenue up to $2,623,032,      November 5, 1996
Phoenix (Camelback),                     plus 71% of room revenue in excess of
Arizona                                  $2,623,032

Residence Inn by Marriott  $846,601      37% of room revenue up to $1,560,303,      January 10, 1997
Colorado Springs, Colorado               plus 75% of room revenue in excess of
                                         $1,560,303

Residence Inn by Marriott  $909,323      37% of room revenue up to $2,316,981,      January 10, 1997
Tucson, Arizona                          plus 74% of room revenue in excess of
                                         $2,316,981

Residence Inn by Marriott  $1,013,022    37% of room revenue up to $2,302,549,      January 10, 1997
Oklahoma City, Oklahoma                  plus 75% of room revenue in excess of
                                         $2,302,549

Hampton Inn                $694,349      35% of room revenue up to $1,371,684,      March 5, 1997
Norfolk, Virginia                        plus 71% of room revenue in excess of
                                         $1,371,684

Hampton Inn                $182,935      32% of room revenue up to $774,470         March 11, 1997
Pickwick, Tennessee                      plus 65% of room revenue in excess of
                                         $774,470

Hampton Inn                $709,311      34% of room revenue up to $1,519,613,      April 22, 1997
Overland Park, Kansas                    plus 68% of room revenue in excess of
                                         $1,519,163

Hampton Inn                $1,062,993    36.2% of room revenue up to                June 24, 1997
Addison, Texas                           $1,623,196, plus 72.4% of room revenue
                                         in excess of $1,623,196

Hampton Inn                $762,362      35.9% of room revenue up to                June 24, 1997
Atlanta (Northlake),                     $1,372,636, plus 71.9% of room revenue
Georgia                                  in excess of $1,372,636

Hampton Inn                $623,662      34.9% of room revenue up to                June 24, 1997
Birmingham (Vestavia),                   $1,573,048, plus 69.8% of room revenue
Alabama                                  in excess of $1,573,048

Hampton Inn                $789,003      36.2% of room revenue up to                June 24, 1997
Chapel Hill, North                       $1,384,090, plus 72.3% of room revenue
Carolina                                 in excess of $1,384,090

Hampton Inn                $591,193      34.9% of room revenue up to                June 24, 1997
Charleston, South                        $1,506,311, plus 69.9% of room revenue
Carolina                                 in excess of $1,506,311

Hampton Inn                $490,730      35.6% of room revenue up to                June 24, 1997
Colorado Springs,                        $1,555,628, plus 71.2% of room revenue
Colorado                                 in excess of $1,555,628


                            Annual                Annual Percentage
       Hotel               Base Rent                Rent Formula                   Date of Original Lease
----------------------     ----------    -------------------------------------     ----------------------


Hampton Inn                $667,089      35.3% of room revenue up to                June 24, 1997
West Columbia, South                     $1,296,900, plus 70.5% of room revenue
Carolina                                 in excess of $1,296,900

Hampton Inn                $448,550      35.3% of room revenue up to                June 24, 1997
Denver (Aurora),                         $1,613,546, plus 70.5% of room revenue
Colorado                                 in excess of $1,613,546

Hampton Inn                $570,667      35.2% of room revenue up to                June 24, 1997
Detroit (Madison Heights),               $1,572,810, plus 70.3% of room revenue
Michigan                                 in excess of $1,572,810

Hampton Inn                $514,322      35.8% of room revenue up to                June 24, 1997
Dublin, Ohio                             $1,491,829, plus 71.7% of room revenue
                                         in excess of $1,491,829

Hampton Inn                $492,533      35.5% of room revenue up to                June 24, 1997
Kansas City, Missouri                    $1,553,924, plus 71.1% of room revenue
                                         in excess of $1,553,924

Hampton Inn                $617,120      35.6% of room revenue up to                June 24, 1997
Little Rock, Arkansas                    $1,389,662, plus 71.3% of room revenue
                                         in excess of $1,389,662

Hampton Inn                $865,572      36.0% of room revenue up to                June 24, 1997
Memphis (Poplar),                        $1,609,330, plus 72.0% of room revenue
Tennessee                                in excess of $1,609,330

Hampton Inn                $467,710      34.8% of room revenue up to                June 24, 1997
Memphis (Sycamore View),                 $1,635,469, plus 69.5% of room revenue
Tennessee                                in excess of $1,635,469

Hampton Inn                $853,314      35.4% of room revenue up to                June 24, 1997
Nashville (Briley                        $1,740,230, plus 70.9% of room revenue
Parkway), Tennessee                      in excess of $1,740,230

Hampton Inn                $809,311      35.5% of room revenue up to                June 24, 1997
Richardson, Texas                        $1,419,976, plus 71.1% of room revenue
                                         in excess of $1,419,976

Hampton Inn                $475,493      34.5% of room revenue up to                June 24, 1997
St. Louis (Westport),                    $1,559,343, plus 69.1% of room revenue
Missouri                                 in excess of $1,559,343

Homewood Suites            $684,631      36.5% of room revenue up to                June 25, 1997
Germantown, Tennessee                    $1,476,340, plus 73.0% of room revenue
                                         in excess of $1,476,340

Homewood Suites            $420,510      37.2% of room revenue up to                July 10, 1997
Augusta, Georgia                         $1,086,594, plus 74.5% of room revenue
                                         in excess of $1,086,594

Hampton Inn                $872,259      36.8% of room revenue up to                August 1, 1997
Mountain Brook                           $1,379,572, plus 73.6% of room revenue
(Birmingham), Alabama                    in excess of $1,379,572

Residence Inn by Marriott  $1,760,095    35.5% of room revenue up to                September 18, 1997
Princeton, New Jersey                    $3,357,119, plus 71% of room revenue
                                         in excess of $3,357,119



                            Annual                Annual Percentage
       Hotel               Base Rent                Rent Formula                   Date of Original Lease
----------------------     ----------    -------------------------------------     ----------------------

Hampton Inn                $1,419,670    37% of room revenue up to $1,942,435,      April 14, 1998
San Antonio, Texas                       plus 74% of room revenue in excess of
                                         $1,942,435

Homewood Suites            $796,356      35.5% of room revenue up to                April 15, 1998
Sharonville, Ohio                        $1,652,856, plus 70% of room revenue
                                         in excess of $1,652,856

Residence Inn              $2,376,729    39% of room revenue up to $3,156,242,      April 28, 1998
Portland (Lloyd Center),                 plus 74% of room revenue in excess of
Oregon                                   $3,156,242

Hampton Inn & Suites       $824,321      35% of room revenue up to $1,610,891,      May 1, 1998
Bartlett (Memphis),                      plus 72.5% of room revenue in excess
Tennessee                                of $1,610,891

Homewood Suites            $2,215,620    37.0% of room revenue up to                August 7, 1998
Seattle, Washington                      $3,706,000, plus 74.5% of room revenue
                                         in excess of $3,706,000

Homewood Suites            4,250,700     44.9% of room revenue up to                May 18, 1999
Chicago (Grand Avenue),                  $9,726,900, plus 71.0% of room revenue
Illinois                                 in excess of $9,726,900

Homewood Suites            $2,630,800    49.4% of room revenue up to                June 25, 1999
Orlando, Florida                         $7,200,000, plus 71.0% of room revenue
                                         in excess of $7,200,000

Residence Inn              $805,000      34.5% of room revenue up to                January 1, 2001
Boise, Idaho                             $2,223,800, plus 68.9% of room revenue
                                         in excess of $2,223,800

Residence Inn              $1,005,000    36.1% of room revenue up to                January 1, 2001
Somers Point, New Jersey                 $2,615,097, plus 72.2% of room revenue
                                         in excess of $2,615,097

AmeriSuites                $646,065      35.7% of room revenue up to                December 3, 1997
Flagstaff, Arizona                       $1,527,145, plus 71.3% of room revenue
                                         in excess of $1,527,145

AmeriSuites                $1,208,276    38% of room revenue up to                  December 3, 1997
Richmond, Virginia                       $1,792,912, plus 76.1% of room revenue
                                         in excess of $1,792,912

AmeriSuites                $713,689      38% of room revenue up to                  December 10, 1997
Jacksonville, Florida                    $1,538,911, plus 76% of room revenue
                                         in excess of $1,538,91

AmeriSuites                $1,197,829    38%of room revenue up to                   December 10, 1997
Miami, Florida                           $1,646,560, plus 76% of room revenue
                                         in excess of $1,646,56

AmeriSuites                $1,169,291    38% of room revenue up to                  December 10, 1997
Tampa, Florida                           $1,660,556, plus 76.1% of room revenue
                                         in excess of $1,660,556

AmeriSuites                $825,367      37.6% of room revenue up to                December 10, 1997
Indianapolis (Keystone),                 $1,676,884, plus 75.1% of room revenue
Indiana                                  in excess of $1,676,884



                            Annual                Annual Percentage
       Hotel               Base Rent                Rent Formula                   Date of Original Lease
----------------------     ----------    -------------------------------------     ----------------------

AmeriSuites                $1,298,797    37.2% of room revenue up to                December 10, 1997
Kansas City (Overland                    $1,776,680, plus 74.4% of room revenue
Park), Kansas                            in excess of $1,776,680

AmeriSuites                $836,774      36.5% of room revenue up to                December 10, 1997
Cincinnati (Blue Ash),                   $1,615,001, plus 72.9% of room revenue
Ohio                                     in excess of $1,615,001

AmeriSuites                $743,996      35.9% of room revenue up to                December 10, 1997
Cincinnati (Forest Park),                $1,684,139, plus 71.8% of room revenue
Ohio                                     in excess of $1,684,139

AmeriSuites                $947,711      37.2% of room revenue up to                December 10, 1997
Columbus, Ohio                           $1,882,658, plus 74.4% of room revenue
                                         in excess of $1,882,658

AmeriSuites                $781,861      43.5% of room revenue up to                June 26, 1998
Birmingham (Riverchase),                 $1,933,290, plus 69.0% of room revenue
Alabama                                  in excess of $1,933,290

AmeriSuites                $1,150,472    59.7% of room revenue up to                June 25, 1998
Miami (Kendall), Florida                 $2,041,133, plus 74.0% of room revenue
                                         in excess of $2,041,133

AmeriSuites                $1,144,144    50.2% of room revenue up to                June 26, 1998
Baton Rouge, Louisiana                   $2,349,000, plus 70.0% of room revenue
                                         in excess of $2,349,000

AmeriSuites                $1,010,423    49.1% of room revenue up to                June 26, 1998
Baltimore (BWI), Maryland                $2,706,375, plus 69.0% of room revenue
                                         in excess of $2,706,375

AmeriSuites                $1,338,850    47.3% of room revenue up to                June 26, 1998
Minneapolis (Mall of                     $2,605,679, plus 69.0% of room revenue
America), Minnesota                      in excess of $2,605,679

AmeriSuites                $1,839,478    50.6% of room revenue up to                June 26, 1998
Las Vegas, Nevada                        $4,448,925, plus 70.0% of room revenue
                                         in excess of $4,448,925

AmeriSuites                $1,172,655    47.6% of room revenue up to                June 26, 1998
Albuquerque, New Mexico                  $2,158,156, plus 70.0% of room revenue
                                         in excess of $2,158,156

AmeriSuites                $1,123,438    50.0% of room revenue up to                June 26, 1998
Nashville (Cool Springs),                $2,410,448, plus 70.0% of room revenue
Tennessee                                in excess of $2,410,448

AmeriSuites                $990,752      44.3% of room revenue up to                June 26, 1998
Memphis (Wolfchase),                     $2,299,094, plus 69.0% of room revenue
Tennessee                                in excess of $2,299,094


ITEM 7.       EXHIBITS.

10.1 -- Form of Lease Agreement, effective as of January 1, 2001 (incorporated by reference to Exhibit 10.5 to the Company's Current Report on From 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on February 26, 2001)

10.2 -- Form of Percentage Lease Amendment between Equity Inns Partnership, L.P. and Caldwell Holding Corp (incorporated by reference to Exhibit 10.5 to the Company's Current Report on Form 8-K (Registration No. 01-12073) filed with the Securities and Exchange Commission on December 24, 1997)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      EQUITY INNS, INC.
                                      (Registrant)



April 13, 2001                        By:  /s/Donald H. Dempsey
                                           --------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Executive Officer








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